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                                                                   EXHIBIT 10.26


                                                                  EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

         This Agreement, dated as of March 13, 2000, is among Digital Commerce Corporation, a Delaware corporation (the "Company"), Weston Presidio Capital III, L.P., a Delaware limited partnership, Highland Capital Partners V Limited Partnership, a Delaware limited partnership, and the other investors listed in Schedule A (collectively, and together with their permitted successors and assigns, the "Investors"), the holders of Preferred Stock listed on Schedule B hereto (collectively, the "Other Preferred Holders") and the other security holders of the Company listed in Schedule C from time to time in effect (the "Management Stockholders" and collectively with the Investors and the Other Preferred Holders, the "Holders"). The parties agree as follows:

1. DEFINITIONS. Certain capitalized terms are used in this Agreement as specifically defined below in this Section 1. Except as the context otherwise explicitly requires, (a) the capitalized term "Section" refers to sections of this Agreement, (b) the capitalized term "Exhibit" refers to exhibits to this Agreement, (c) references to a particular Section include all subsections thereof, (d) the word "including" shall be construed as "including without limitation", (e) accounting terms not otherwise defined herein have the meaning provided under GAAP, (f) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time in effect and (g) references to a particular Person include such Person's successors and assigns to the extent not prohibited by this Agreement and the other Investor Agreements. References to "the date hereof" mean the date first set forth above. Capitalized terms used and not otherwise defined herein are used herein as defined in the Purchase Agreement.

       1.1. "Common Stock" means the common stock, $0.01 par value, of the Company.

       1.2. "Company" is defined in the preamble.

       1.3. "Exchange Act" means the Securities and Exchange Act of 1934.

       1.4. "Form S-1", "Form S-2", "Form S-3", "Form S-4" and "Form S-8" mean such respective forms under the Securities Act as in effect on the date hereof or any successor registration forms under the Securities Act subsequently adopted by the SEC.

       1.5. "Holder" is defined in the preamble.

       1.6. "Investors" is defined in the preamble.

       1.7. "Management Stockholders" is defined in the preamble.

       1.8. "Other Preferred Holder" is defined in the preamble.


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       1.9. "Preferred Stock" means the Series B Preferred Stock, Series C
Preferred Stock and Series D Preferred Stock of the Company.

       1.10. "Purchase Agreement" means the Securities Purchase Agreement dated as of the date hereof among the Company and the Investors.

       1.11. "Qualified Public Offering" is defined in section 7.2 of the Certificate of Designation.

       1.12. "Register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act.

       1.13. "Registrable Securities" means (a) the Common Stock issued or issuable upon conversion, exchange or exercise of the Preferred Stock, (b) any Common Stock issued (or issuable upon the conversion, exchange or exercise of any warrant, right or other security which is issued) as a dividend or other distribution with respect to, or in exchange for or in replacement of, either such Preferred Stock, or the Common Stock issued or issuable upon conversion, exchange or exercise of such Preferred Stock, and (c) any Common Stock issued to the Management Stockholders, either directly or pursuant to options, warrants or other rights under employee plans or hereafter issued or issuable as a dividend or other distribution with respect thereto or in exchange therefor or replacement thereof; provided, however, that any shares previously sold to the public pursuant to a registered public offering or pursuant to Rule 144 under the Securities Act shall cease to be Registrable Securities.

       1.14. "Registrable Securities then outstanding" means the sum of (a) the number of shares of Common Stock outstanding which are Registrable Securities plus (b) the number of shares of Common Stock issuable pursuant to then exercisable, exchangeable or convertible securities which upon issuance would be Registrable Securities.

       1.15. "Registration Period" means the period commencing on the date that is 180 days after the effective date of the first Qualified Public Offering of the Company and terminating on the date that is three and one half years after the effective date of such Qualified Public Offering.

       1.16. "Required Investors" means those Investors who own at least a majority of the Registrable Securities then outstanding (on an as converted, exercised and/or exchanged basis) owned by all Investors.

       1.17. "Rule 144" is defined in Section 8.

       1.18. "SEC" means the Securities and Exchange Commission or any successor agency.

       1.19. "Securities Act" means the Securities Act of 1933.

       1.20. "Series B Preferred Stock" means the Series B Convertible Preferred Stock, par value $0.01 per share, of the Company.


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       1.21. "Series C Preferred Stock" means the Series C Convertible Preferred
Stock, par value $0.01 per share, of the Company.

       1.22. "Series D Preferred Stock" means the Series D Redeemable Convertible Preferred Stock, par value $0.01 per share, of the Company.

       1.23. "Violation" is defined in Section 7.1.

2. REQUEST FOR REGISTRATION.

       2.1. Long- Form Request Rights. If the Company shall receive at any time during the Registration Period a written request from the Holders owning at least a majority of the Registrable Securities then outstanding and owned by the Holders that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) under the Securities Act of at least 10% of the Registrable Securities issued pursuant to the Purchase Agreement, then the Company shall, within five days after the receipt thereof, give written notice of such request to all Holders. If the Holders initiating such registration intend to distribute such shares by means of an underwritten offering, they shall so advise the Company in such written request. Subject to the limitations of this Section 2, the Company shall use its best efforts to effect such a registration as soon as practicable, covering all the Registrable Securities which the Holders shall request in writing within 20 days after receipt of such notice, all other shares of Common Stock that the Company is contractually obligated, as of the date hereof, to include in such a registration and all other shares of Common Stock that the Company may wish to include, subject to any limitation imposed by the lead underwriters as set forth in Section 2.3. The Company shall use its best efforts to cause such registration statement to become effective.

       2.2. Short Form Request Rights. At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any such successor form relating to secondary offerings), Holders holding a majority of the Registrable Securities then outstanding and owned by the Holders may request the Company, in writing, to effect the registration on Form S-3 (or such successor form) and any related qualification or compliance with respect to all or a part of the Registrable Securities held by such Holders; provided, however, that (a) in the case of a request by Other Preferred Holders or the Management Stockholders, such Other Preferred Holders and Management Stockholders shall have requested to register a number of Registrable Securities equal to or greater than 10% of the Registrable Securities held by such Other Preferred Holders and Management Stockholders on the date hereof and (b) in the case of a request by Investors, such Investors shall have requested to register a number of Registrable Securities equal to or greater than 10% of the aggregate number of Registrable Securities originally issued to all of the Investors pursuant to the Purchase Agreement. Upon receipt of such notice, then the Company shall, promptly after the receipt thereof, give written notice of such request to all Holders. If the holders of Registrable Securities initiating such registration intend to distribute such shares by means of an underwritten offering, they shall so advise the Company in such written request. Subject to the limitations of this Section 2, the Company shall use its best efforts to effect such a registration as soon as practicable, covering all the Registrable Securities which





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the Holders shall request in writing within 20 days after receipt of such notice, all other shares of Common Stock that the Company is contractually obligated, as of the date hereof, to include in such a registration and all other shares of Common Stock that the Company may wish to include, subject to any limitation imposed by the lead underwriter as set forth in Section 2.3. The Company shall use its best efforts to cause such registration statement to become effective; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this
Section 2.2 if Form S-3 is not available for such offering by the Holders.

       2.3. Underwritten Offering. The lead underwriter for the proposed offering to be registered under this Section 2 shall be selected by the Board of Directors, subject to the approval of the holders of a majority of the Registrable Securities initiating the request, whose approval shall not be unreasonably withheld in the case of a nationally or regionally recognized firm. The right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of the Registrable Securities to be sold by such Holder in the underwriting. All Holders proposing to sell Registrable Securities in such offering shall (together with the Company as provided in Section 4.5) enter into an underwriting agreement in customary form with the lead underwriter for such underwriting. Notwithstanding any other provision of this Section 2, if the lead underwriter for the offering advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be so underwritten, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated as follows:

                  (a) First, to the holders of Registrable Securities initiating the registration and any holders of equity securities of the Company which carry registration rights applicable to such registration issued prior to the date of this Agreement, pro rata in accordance with the number of shares requested by the initiating holders of Registrable Securities and such other holders of securities to be included in such offering.

                  (b) Second, to all other Holders pro rata in accordance with the number of Registrable Securities requested by such Holders to be included in such offering; provided, however, that Registrable Securities held by Management Stockholders shall be included pursuant to this clause (b) only if the Company and the lead underwriter shall have furnished to the Holders requesting registration pursuant to this
         Section 3 a certificate signed by the President of the Company stating that in their good faith judgment, participation by such Management Stockholders in the registration will not negatively impact such offering.

                  (c) Third, to the Company for the shares requested to be sold by it in such offering.

       2.4. Number of Requests. The Company is obligated to effect only two registrations on Form S-1 or Form S-2 pursuant to this Section 2. No limit applies on the number of registrations the Company is obligated to effect on Form S-3 pursuant to this Section 2.




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       2.5. Deferral of Registration. Notwithstanding the foregoing provisions of this Section 2, the Company shall not be obligated to effect the filing of a registration statement pursuant to this Section 2 if the Company shall furnish to the Holders requesting a registration statement pursuant to this Section 2 a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, the filing of such registration statement would have an adverse affect upon the Company. The Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request for a registration under this Section 2; provided, however, that the Company may not utilize the right set forth in the preceding sentence more than once in any 18-month period.

3. INCIDENTAL ("PIGGY-BACK") REGISTRATION. If the Company proposes to register any of its capital stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than the initial public offering of securities of the Company or a registration on Form S-8 or Form S-4 relating to an acquisition), the Company shall promptly give each Holder written notice of such registration. Upon the written request of any Holder given within 30 days after such notice, the Company shall, subject to the further provisions of this Section 3, use its best efforts to include in such registration all of the Registrable Securities that each such Holder has requested to be registered to become effective under the Securities Act and all other shares of Common Stock that the Company is contractually obligated, as of the date hereof, to include in such a registration. The Company shall be under no obligation to complete any offering of its securities it proposes to make under this Section 3 and shall incur no liability to any Holder for its failure to do so. Notwithstanding any other provisions of this Section 3, if the lead underwriter for the offering advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be so underwritten, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated as follows:

                  (a) First, to the Company and any holder of equity securities of the Company which carry registration rights granted prior to the date of this Agreement (unless such registration rights permit such equity securities to be cut back by the underwriters on a pari passu basis with the Registrable Securities) for shares requested to be sold by them in such offering.

                  (b) Second, to the Holders requesting registration in such offering pro rata in accordance with the number of Registrable Securities requested by the Holders to be included in such offering; provided, however, that Registrable Securities held by Management Stockholders shall be included pursuant to this clause (b) only if the Company and the lead underwriter shall have furnished to the Holders requesting registration pursuant to this Section 3 a certificate signed by the President of the Company stating that in their good faith judgment, participation by such Management Stockholders in the registration will not negatively impact such offering.

4. OBLIGATIONS OF THE COMPANY. In connection with any registration of Registrable Securities pursuant to this Agreement, the Company shall take the following actions, as expeditiously as reasonably possible:



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       4.1. Effectiveness of Registration. In cooperation with the selling
Holders as contemplated by Section 5.2, the Company shall prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective. Upon the request of the Holders of a majority of the Registrable Securities registered thereunder, the Company shall keep any registration statement filed pursuant to Section 2 effective for up to one hundred eighty (180) days or until the Holders have informed the Company in writing that the distribution of their securities has been completed.

       4.2. Amendments. The Company shall prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement, and use its best efforts to cause each such amendment to become effective, as may be necessary to comply with the Securities Act with respect to the disposition of all securities covered by such registration statement; provided, however, that nothing contained in this Section 4.2 will be deemed to increase the Company's obligations pursuant to the last sentence of Section 4.1.

       4.3. Copies of Registration Statement. The Company shall furnish to each Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such Holder may reasonably request in order to facilitate the disposition of its Registrable Securities covered by such registration statement.

       4.4. State Qualifications. The Company shall use its best efforts to register or qualify such Registrable Securities under or exempt such Registrable Securities from registration or qualification requirements of the securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, and do all other acts which may be necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided, however, that the Company shall not be required to qualify as a foreign corporation in any state where it is not then required to qualify.

       4.5. Underwriting Agreement. The Company shall enter into and perform its obligations under an underwriting agreement, in customary form not inconsistent with this Agreement, with the lead underwriter of such offering.

       4.6. Changes in Prospectus. The Company shall notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company shall promptly file such





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amendments and supplements which may be required pursuant to Section 4.2 on account of such event and use its best efforts to cause each such amendment and supplement to become effective. Upon receipt of such notice and pending the effectiveness of such amendments and/or supplements, each Holder agrees not to sell any Registrable Securities pursuant to such Registration.

       4.7. Opinions and Comfort Letters. The Company shall furnish on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement (a) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given by issuer's counsel to the underwriters in an underwritten public offering, addressed to the underwriters and to the Holders requesting registration of Registrable Securities and (b) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by the issuer's independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters and to the Holders requesting registration of Registrable Securities.

       4.8. Transfer Agent. The Company shall provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement.

       4.9. Listing Shares. The Company shall apply for listing and use its best efforts to list the Registrable Securities being registered on any national securities exchange on which a class of the Company's equity securities are listed. If the Company does not have a class of equity securities listed on a national securities exchange, but does have equity securities listed for trading on the automated quotation system of the National Association of Securities Dealers, Inc., the Company shall apply for qualification and use its best efforts to qualify the Registrable Securities on such automated quotation system.

5. PREPARATION OF REGISTRATION STATEMENT.

       5.1. Information by Selling Holders. The selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such Registrable Securities as shall be required to effect the registration of their Registrable Securities.

       5.2. Participation in Preparation of Registration Statement. In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give the selling Holders, their underwriters and one counsel selected by the selling Holders and approved in writing by the Required Investors, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such selling








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Holder and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act to protect themselves from liability thereunder.

       5.3. Underwriting Agreement. Each selling Holder shall enter into and perform its obligations under an underwriting agreement with the lead underwriter for such offering in customary form not inconsistent with this Agreement, including furnishing any opinion of counsel and agreeing to indemnification obligations reasonably requested by the lead underwriter, but in no event will any holder be liable for indemnification obligations in excess of the net offering proceeds received by such Holder.

6. EXPENSES OF REGISTRATION. All expenses other than underwriting discounts and commissions relating to Registrable Securities incurred in connection with each of the registrations, filings or qualifications pursuant to Sections 2 or 3, including all registration, filing and qualification fees, all fees and expenses in connection with compliance with state securities or blue sky laws, printing and delivery expenses, fees and disbursements of counsel and independent public accountants for the Company, and the reasonable fees and disbursements of one law firm acting as counsel for the selling Holders (which are not anticipated to exceed $20,000 barring unforeseen circumstances) shall be paid by the Company. Underwriting discounts and commissions relating to Registrable Securities will be paid ratably by the Holders of such Registrable Securities.

7. INDEMNIFICATION.

       7.1. Company Indemnification. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, partners, agents and employees of each Holder, any underwriter (as defined in the Securities Act) for such Holder, and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which any of them may become subject under the Securities Act, the Exchange Act, other federal or state law or otherwise, and to reimburse them for any legal or any other expenses reasonably incurred by them in connection with investigating any claim, or defending any action or proceeding, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (a "Violation"): (a) any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in any registration statement under which Registrable Securities were registered, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (c) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law. The indemnity provisions in this Section 7.1 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to a Holder in any such case for any such loss, claim, damage, liability or action (i) to the






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extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of such Holder, underwriter or controlling person or (ii) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder to engage in a distribution solely on behalf of such Holder) such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities, as the case may be, to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

       7.2. Holder Indemnification. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, officers and employees, each person, if any, who controls the Company within the meaning of the Securities Act, each agent and any underwriter for the Company, and any other Holder selling securities in such registration statement or any of its directors, officers, partners, agents or employees or any person who controls such Holder or underwriter, against any losses, claims, damages or liabilities (joint or several) to which any of them may become subject, under the Securities Act, the Exchange Act or other federal or state law or otherwise, and to reimburse them for any legal or any other expenses reasonably incurred by them in connection with investigating any claim, or defending any action or proceeding, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurred in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration; provided, however, that the liability of any Holder hereunder shall be limited to the amount of proceeds received by such Holder in the offering giving rise to the Violation or if the offering is terminated, the amount such Holder would have received; and provided, further, that the indemnity provisions in this Section
7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld).

       7.3. Notice, Defense and Counsel. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually reasonably satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall






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relieve such indemnifying party of any liability to the indemnified party under this Section 7 only to the extent the indemnifying party is actually prejudiced in its ability to defend such action.

       7.4. Contribution in Lieu of Indemnification. If the indemnification provided for in Sections 7.1 or 7.2 is unavailable, for any reason other than as specified in the last sentence of Section 7.3, to a person that would have been an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each person that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other in connection with the untrue or alleged untrue statements of a material fact or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7.4 shall include any legal or other expenses in connection with investigating or defending any such action or claim (which shall be limited as provided in Section 7.3 if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof). No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

       7.5. Survival of Rights and Obligations. The obligations of the Company and the Holders under this Section 7 shall survive the completion of any offering of Registrable Securities.

8. REPORTS UNDER EXCHANGE ACT. In order to provide to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration ("Rule 144"), and in order to make it possible for Holders to register the sale of the Registrable Securities pursuant to a registration on Form S-3, the Company agrees to:

       8.1. Public Information. Make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public.

       8.2. Exchange Act Registration. Take such action, including the voluntary registration of its Common Stock under section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable (but not later than 90 days) after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective.





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       8.3. Timely Filing. File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

       8.4. Compliance; Information. Furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (a) a written statement by the Company whether it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold in a secondary offering pursuant to Form S-3 (at any time after it so qualifies), (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (c) such other information as may be required by Rule 144 in order to permit the selling of any such securities without registration.

9. LOCK-UP AGREEMENTS. If requested by the lead underwriter in connection with an underwritten offering, whether under this Agreement or otherwise, the Holders shall enter into lock-up agreements pursuant to which they will not, for a period of seven days prior to, and 90 days following, the effective date of a registration statement for the offering of the Company's securities, or any other period reasonably requested by the lead underwriter not to exceed 180 days, publicly offer or sell any of the Registrable Securities without the prior consent of the lead underwriter, provided that (a) the officers and directors of the Company enter into lock-up agreements with terms at least as restrictive and
(b) the Holders shall be able to offer publicly and sell Registrable Securities free from the lock-up provisions contemplated by this Section 9 for at least 90 consecutive days in each period of 360 consecutive days.

10. LIMITATIONS ON OTHER REGISTRATION RIGHTS. The Company shall not, without the prior written consent of the Required Investors, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to (a) require the Company to effect a registration, or (b) include any securities in any registration filed under Sections 2 or 3 unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of Registrable Securities to be included by the Holders or the Company.

11. GENERAL.

       11.1. Notices. Any notice or other communication in connection with this Agreement shall be deemed to be delivered if in writing addressed as provided below and if either (a) actually delivered at such address, whether by telecopy, overnight or two-day courier (b) in the case of a letter, seven business days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified, return receipt requested or
(c) transmitted to any address outside of the United States, by telecopy and confirmed by overnight or two-day courier:

       If to the Company, to it at 11180 Sunrise Valley Drive, Suite 400, Reston, Virginia 20191, telecopy: (703) 391-9589, telephone: (703) 391-6300, or at such other address as the Company shall have specified by notice actually received by the Principal Holders.

       If to the Investors, to the Investors' respective addresses set forth on Schedule A or B, or at such other address as the Investors shall have specified by notice actually received by the Company, in each case with a copy to WPC and Highland.

       If to any other Holder, to it at its address set forth in the securities registers of the Company.

       11.2. Amendments, Waivers and Consents. Any provision in this Agreement to the contrary notwithstanding, changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein set forth may be omitted or waived, only by written agreement signed by (a) the Company and (b) the Required Investors and if a copy of such modification shall be delivered to any Holders who did not execute the same; provided, however, that any such modification adversely affecting the Management Stockholders in a manner distinct from the effect of such modification on the other Holders shall require the written consent of the Management Stockholders holding a majority of the Registrable Securities then outstanding owned by all Management Stockholders.

       11.3. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the personal representatives, successors and assigns of the respective parties hereto. The Company shall not have the right to assign its rights or obligations hereunder or any interest herein without obtaining the prior written consent of the Investors holding a majority of the Registrable Securities then outstanding owned by the Investors. The Holders may assign or transfer their rights and obligations under this Agreement to the extent (a) the assignment or transfer of such Registrable Securities is permitted by the other agreements between the respective Holders and the Company and (b) that such assignee or transferee owns or obtains Registrable Securities having a fair value of at least $250,000.

       11.4. Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

       11.5. Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

       11.6. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings, whether written or oral.

       11.7. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute the same instrument.

       11.8. Joinder of Additional Parties. Future holders of the Company's capital stock (or of options, warrants, conversion rights or other rights to acquire such capital stock) may become party hereto as a Holder by executing a joinder hereto in a form reasonably satisfactory to the Company.

       11.9. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the State of Delaware.

               [the remainder of this page is intentionally blank]

       The parties have caused this Agreement to be duly executed under seal as of the date first above written.

                                 DIGITAL COMMERCE CORPORATION


                                 By   /s/ Tony Bansal
                                   -----------------------------------------
                                      Title: President

                                 INVESTORS:

                                 WESTON PRESIDIO CAPITAL III, L.P.

                                 By:      WESTON PRESIDIO CAPITAL
                                          MANAGEMENT III, L.P.,
                                          its General Partner

                                 By    /s/ Carlo A. von Schroeter
                                   -----------------------------------------
                                       General Partner

                                 WESTON PRESIDIO ENTREPRENEUR FUND,
                                 L.P.

                                 By:      WESTON PRESIDIO CAPITAL
                                          MANAGEMENT III, L.P.,
                                          its General Partner

                                          By   /s/ Carlo A. von Schroeter
                                            --------------------------------
                                               Title:

                                 HIGHLAND CAPITAL PARTNERS V LIMITED
                                 PARTNERSHIP

                                 By:      HIGHLAND MANAGEMENT
                                          PARTNERS V LIMITED PARTNERSHIP,
                                          its General Partner

                                 By:      HIGHLAND MANAGEMENT
                                          PARTNERS V, INC.,
                                          its General Partner

                                          By /s/ Illegible
                                            --------------------------------
                                               Authorized Officer

                                    HIGHLAND CAPITAL PARTNERS V-B
                                    LIMITED PARTNERSHIP

                                    By:      HIGHLAND MANAGEMENT
                                             PARTNERS V LIMITED PARTNERSHIP,
                                             its General Partner

                                    By:      HIGHLAND MANAGEMENT
                                             PARTNERS V, INC.,
                                             its General Partner

                                             By /s/ Illegible
                                               --------------------------------
                                                  Authorized Officer


                                    HIGHLAND ENTREPRENEURS' FUND V
                                    LIMITED PARTNERSHIP

                                    By:      HEF V LIMITED PARTNERSHIP, its
                                             General Partner

                                    By:      HIGHLAND MANAGEMENT
                                             PARTNERS V, INC.,
                                                      its General Partner

                                             By /s/ Illegible
                                               --------------------------------
                                                  Authorized Officer

                                    eSENTINEL VENTURE CAPITAL, L.L.C.

                                    By:  SENTINEL CAPITAL PARTNERS, L.P., its
                                    member

                                    By:  SENTINEL PARTNERS, L.P., its general
                                    partner

                                    By:  SENTINEL PARTNERS, INC., its general
                                    partner


                                    By /s/ Illegible
                                      -----------------------------------------
                                            Name:
                                            Title:

                                  eSENTINEL VENTURE CAPITAL II, L.L.C.

                                  By:  SENTINEL CAPITAL PARTNERS II, L.P.,
                                  its member

                                  By:  SENTINEL PARTNERS II, L.P., its general
                                  partner

                                  By:  SENTINEL PARTNERS II, INC., its general
                                  partner


                                  By /s/ Illegible
                                     ------------------------------------------
                                          Name:
                                          Title:


                                  FRANK E. RICHARDSON

                                  /s/ Frank E. Richardson
                                  --------------------------------------------


                                  MICHAEL J. MYERS

                                  /s/ Michael J. Myers
                                  --------------------------------------------

                              SAP INVESTMENTS, INC.


                              By     /s/  Kevin S. McKay
                                --------------------------------------------
                                   Name:  Kevin S. McKay
                                   Title: Chief Executive Officer


                              ADAM SOLOMON

                              /s/ Adam Solomon
                              -----------------------------------------------




                              THE ROMAN ARCH FUND L.P.


                              By  /s/ Robert Willard
                                --------------------------------------------
                                      Robert Willard, its E.V.P.



                              THE ROMAN ARCH FUND II L.P.


                              By  /s/ Robert Willard
                                --------------------------------------------
                                      Robert Willard, its E.V.P.


                              CHELSEY CAPITAL CORP.


                              By        /s/ Stuart Feldman
                                --------------------------------------------
                                      Name:  Stuart Feldman
                                      Title: President

                              RRE VENTURES II L.P.


                              By  /s/ Andrew L. Zalasin
                                --------------------------------------------
                                      Andrew L. Zalasin, its General Partner



                              RRE VENTURES FUND II L.P.


                              By /s/ Andrew L. Zalasin
                                --------------------------------------------
                                     Andrew L. Zalasin, its General Partner

                             MANAGEMENT STOCKHOLDERS

                             TONY BANSAL

                             /s/ Tony Bansal
                             ----------------------------------------------


                             WILLIAM H. SEIPPEL

                             /s/ William H. Seippel
                             ----------------------------------------------





                             ATOCHA, L.P.


                             By /s/ Thomas Cirrito
                               --------------------------------------------
                                    Thomas Cirrito, general partner

                           SCHEDULE A TO REGISTRATION
                                RIGHTS AGREEMENT

                                    Investors


                                                        Number of Common
Name and Address                                        Shares at Closing
                                                        (assuming conversion of
                                                        Series D Preferred)


Weston Presidio Capital III, L.P.                       2,448,907
One Federal Street
Boston, MA 02210
Telephone:  (617) 988-2500
Telecopy:    (617) 988-2515

Weston Presidio Entrepreneur Fund, L.P.                   121,902
One Federal Street
Boston, MA 02210
Telephone:  (617) 988-2500
Telecopy:    (617) 988-2515

Highland Capital Partners V                             1,814,991
Limited Partnership
Two International Place
Boston, MA 02110
Telephone:  (617) 531-1500
Telecopy:  (617) 531-1550

Highland Capital Partners V -B                            467,887
Limited Partnership
Two International Place
Boston, MA 02110
Telephone:  (617) 531-1500
Telecopy: (617) 531-1550

Highland Entrepreneurs' Fund V                            287,931
Limited Partnership
Two International Place
Boston, MA 02110
Telephone: (617) 531-1500
Telecopy: (617) 531-1550

eSentinel Venture Capital, L.L.C.                  51,373
777 Third Avenue -- 32nd floor
New York, New York  10017
Telephone:  (212) 688-3100
Telecopy:    (212) 688-6513

eSentinel Venture Capital II, L.L.C.              856,945
777 Third Avenue -- 32nd floor
New York, New York  10017
Telephone:  (212) 688-3100
Telecopy:    (212) 688-6513

Michael J. Myers                                   17,156
First Century Partners
29 Airpark Road
Princeton, New Jersey  08540
Telephone:  (609) 683-8848
Telecopy:    (609) 683-8123

Frank E. Richardson                                17,156
F.E. Richardson & Co., Inc.
245 Park Avenue
New York, New York  10167
Telephone: (212) 490-9271
Telecopy:   (212) 490-0015

SAP Investments, Inc.                             856,937
300 Delaware Avenue, Suite 1704
Wilmington, DE 19801
Telephone: (610) 661-1811
Telecopy:   (610) 661-3260

Adam Solomon                                      514,162
Shaker Investments
237 Park Avenue - Suite 801
New York, New York  10017
Telephone: (212) 692-3662
Telecopy:   (212) 692-3609

The Roman Arch Fund L.P.                           64,270
One New York Plaza, 18th Floor
New York, NY  10021

The Roman Arch Fund II L.P.                        64,270
One New York Plaza, 18th Floor
New York, NY 10021

Chelsey Capital Corp.                              42,847
1370 Avenue of the Americas
26th Floor
New York, NY  10019
Telephone: (212) 586-6479
Telecopy: (212) 765-3112

RRE Ventures II L.P.                              434,182
126 East 56th Street
New York, NY  10022
Telephone: (212) 418-5105
Telecopy: (212) 758-8369

RRE Ventures Fund II L.P.                          79,980
126 East 56th Street
New York, NY  10022
Telephone: (212) 418-5105
Telecopy: (212) 758-8369
                                                ---------
Total                                           8,140,896

                           SCHEDULE B TO REGISTRATION
                                RIGHTS AGREEMENT


                             Other Preferred Holders


Name and Address                             Number of Common Shares
                                             at Closing (assuming
                                             conversion of Series B and
                                             Series C Preferred)

Atocha, L.P                                  11,032,515
7716 Carleton Place
McLean, Virginia 22102






                                             ----------
Total                                        11,032,515

                           SCHEDULE C TO REGISTRATION
                                RIGHTS AGREEMENT

                             Management Stockholders



                                                         Number of
Stockholders and Address                                 Shares of Common Stock
                                                         held at Closing


Tony Bansal                                                25,000
Digital  Commerce Corporation
11180 Sunrise Valley Drive - Suite 400
Reston, Virginia 20191
Telephone:  (703) 391-6300
Telecopy:  (703) 391-9589

William H. Seippel                                       1,573,427
Digital  Commerce Corporation
11180 Sunrise Valley Drive - Suite 400
Reston, Virginia 20191
Telephone:  (703) 391-6300
Telecopy:  (703) 391-9589






                                                         ---------
TOTAL                                                    1,598,427